UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21471
Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Opportunities for Capital Appreciation and Tax-Advantaged Distributions from a Portfolio of Value Equities and Senior Loans

Semi-Annual Report June 30, 2009

Nuveen Tax-Advantaged Total Return Strategy Fund JTA

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

JTA features management by two affiliates of Nuveen Investments. The Fund’s investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony).

Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 27 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein, who serves as that firm’s Chief Investment Officer. Gunther has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon and Gunther talk about their management strategies and the performance of the Fund for the six-month period June 30, 2009.

What key strategies were used to manage the Fund during this reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For the common and preferred equity portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

In the senior loan and other debt portion of the Fund’s portfolio, we continued to find value in the senior parts of many firms’ capital structures, as well as within the convertible securities market. In a number of cases, we believed that both senior loans and convertibles remained significantly undervalued on an implied basis, even after the recent rally. The first half of this year was characterized by a broad-based technical move in many areas of the market. Over the first two quarters alone, over $30 billion of new-issue high yield bonds have been used to pay down shorter-dated term loans. This is a positive in most cases for the secured lender, as many of these issuers suffer more from bad balance sheets than bad business models.

4	Nuveen Investments

From a technical perspective, we preferred to own senior loans and convertibles rather than other forms of debt. Senior loans generally carry floating rates, and they historically have outperformed fixed-rate bonds in a rising interest rate environment. We also felt that there was potential to see continued crossover demand in the convertible bond market from equity accounts buying convertible bonds because of better perceived values.

How did the Fund perform over this six-month period?

The performance of JTA, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value*
For periods ended 6/30/09

Past performance is does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

*	Six-month returns are cumulative; one-year and five-year returns are annualized.

1	The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.

	6-Month	1-Year	5-Year
JTA	6.93%	-40.53%	-5.89%
Comparative Benchmark[1]	4.77%	-26.99%	-1.34%
S&P 500 Index[2]	3.16%	-26.21%	-2.24%

For the six-month period ended June 30, 2009, the total return on common share net asset value for the Fund outperformed the comparative benchmark and general market index. The Fund’s leveraged capital structure in the generally favorable market conditions found during the second quarter of 2009, served as a primary driver for the Fund’s performance in the first half of 2009. By contrast, leverage had a generally detrimental effect on the Fund’s return during the generally negative market environment in the second half of 2008, as can be seen in the one-year return shown here. (Please see p. 8 for more information on the Funds’ capital structures and financial leverage).

We had several holdings in the equity portion of the Fund’s portfolio that also contributed positively to the Fund’s performance over the reporting period. JPMorgan Chase & Co. appreciated as the company seems to have successfully solidified its position as one of the “survivors” of the on-going global banking crisis. Despite an increase in credit costs, JPMorgan’s capital levels remain strong and management announced on June 17, 2009, the company had repaid, with interest, money received under the Troubled Asset Relief Program (TARP). JPMorgan also “passed” the Government stress test and was not required to raise additional capital. The strength of JPMorgan was also seen in its record fixed-income trading revenue for the first quarter as the company reaped the benefits of abnormal bid/ask spreads on bond trading because it was one of a few banks (including Goldman Sachs) that could provide liquidity in the market. Revenues from the investment bank were also strong due to all the debt and equity capital that is being raised in the market.

Our investment in Microsoft Corp. benefited from positive investor reaction to the company’s successful cost cuts and the upcoming corporate product upgrade cycle that may help drive revenue growth. The company also received several upgrades from sell-side analysts which has helped support the stock price.

Packaging Corp. of America is the fifth-largest producer of containerboard and corrugated packaging products in the U.S. The stock outperformed for the period as the company continues to show improving fundamentals, report earnings above expectations, and remains well positioned for a cyclical recovery in the economy. Containerboard fundamentals remain balanced with absolute inventory levels at 25 year lows, with demand

Nuveen Investments	5

beginning to trend higher. The industry has shown greater discipline at managing supply and demand compared to previous cycles, which has allowed pricing to hold up. Packaging Corp. is consistently one of the lowest cost containerboard producers, and has one of the strongest balance sheets in the industry, and generates significant free cash flow.

We also had several stock selections that detracted from performance. While our investment in Hartford Financial Services Group, Inc. declined for the period, the shares were very volatile. After hitting a 52-week low in early March, the shares appreciated by nearly 350% by early May ($4 to $18) as the financial sector rallied on increased investor confidence in the sector. Shares of Hartford specifically benefited from news that the company would receive TARP funds, as well as speculation that it is close to a deal to sell its property and casualty business. Despite its recent run-up, Hartford continues to trade at substantially below its tangible book value. While portfolio holdings MetLife, Inc. and Travelers Companies, Inc. did not need TARP assistance, their shares also declined for the period as rising realized and unrealized losses and declining equity markets put a strain on regulatory capital for companies with exposure to equity-sensitive insurance products such as variable life and variable annuities.

Shares of Wells Fargo & Co. also bottomed with the rest of the market in early March (hitting a 52-week low of $8) before rebounding 200% by the end of the period. Although considered by many to be one of the better positioned U.S. banks and one capable of surviving the current economic environment, the company remains exposed to ongoing credit deterioration and a potential for futures losses from increasing credit costs. Expectations of the size of these losses put pressure on the stock as it raised concerns regarding the company’s capital levels and whether they will have to raise additional dilutive capital. Wells Fargo has taken steps to support its capital position by reducing its dividend by 85%, which will preserve about $5 billion annually.

The decline in Raytheon Co. during the period had less to do with the Company’s fundamentals and more to do with investor speculation on reduced defense spending by the Obama Administration. Raytheon and the rest of the major defense names have been trading at historically low valuations despite solid earnings expectations this year and next. We continue to find Raytheon attractively valued given its strong balance sheet (nearly zero debt), strong position to win missile defense contracts, and exposure to international markets (over 20% of revenues are generated outside the U.S.). Management has also continued to implement shareholder friendly actions such as increasing its dividend.

We also were able to add several names to the Fund’s portfolio. We initiated a position in insurance holding company, Reinsurance Group of America Inc. (RGA), in February after shares of the company declined in line with the rest of the insurance sector on investors’ concerns that insurance companies were at risk to suffer losses similar to those experienced by banks. RGA is primarily engaged in traditional individual life, critical illness, and financial reinsurance. We believe that RGA offers an attractive valuation and risk/reward profile, and should benefit from a positive pricing environment in the U.S. market and strong international growth prospects.

We invested in Loews Corp. as our calculation of the stock’s discount to the sum of its parts exceeded 30%, more than double its historical average. The stock’s spread to our fair value figure widened primarily as a result of investor concerns surrounding insurance

6	Nuveen Investments

companies in general, and Loews’ 90%-owned stake in CNA Financial Corp. in particular. According to our analysis, the stock remains undervalued even if Loews wrote off its entire CNA position, including its $1.25 billion cumulative preferred stock that it issued CNA in October 2008. As such, we took the opportunity to purchase a position given an exceptionally compelling valuation and extremely favorable risk/reward.

TransAtlantic Holdings Inc. (TRH) is a leading global reinsurer that is well diversified both in terms of products and geography with a focus on the casualty insurance markets. AIG owned over a 50% interest in TRH and sold almost its entire stake in the company in June 2009 to raise capital and support its on-going efforts to monetize its assets and payback its government loan. We participated in the secondary offering and acquired shares of TRH as we saw an attractive risk/reward opportunity to acquire a quality franchise from a distressed seller at depressed prices. We eliminated our position in the stock shortly after its purchase to take advantage of an immediate profit. We also purchased a U.S. Steel convertible bond on a public offering as the company was raising additional capital, and then eliminated that position to realize the gain.

Microsoft Corp., as discussed previously, was added to the portfolio in February 2009 as we believed the company’s share price was undervalued given its dominant franchise, cash rich balance sheet, and strong free cash flow yield. Other new holdings include CA Inc., Comcast Corp. and Exxon Mobil Corp.

We eliminated industrial equipment manufacturer, Illinois Tool Works Inc., as we perceived the stock to be fully valued relative to its peers. We believe the company’s earnings have proven to be far more cyclical than in previous economic downturns and our justification for owning the shares based on balance sheet strength, strong free cash flow, opportunistic acquisitions, share buybacks, and resilient earnings in economic downturns were no longer viable arguments for continuing to own the shares.

We also exited our position in Altria Group Inc. as the stock achieved our primary catalyst, which was the break up of the company into Kraft Foods Inc., Philip Morris International Inc., and Altria Group (PM USA) in an effort to increase shareholder value. While the individual parts remain inexpensive, there are Altria-specific issues that we believe limit the upside potential of the stock, including significant federal and state tax hikes, and levering up its otherwise spotless balance sheet to acquire U.S. Tobacco (UST) late last year. Given the headwinds that the company was facing, we eliminated the position in favor of other opportunities with a more favorable risk/reward profile.

Although we continue to like Motorola Inc. from a fundamental investment standpoint, we eliminated the position during the period as the company suspended its dividend in order to preserve cash. Motorola has a strong balance sheet with no net debt and generates positive free cash flows; however, management felt it was prudent to suspend its dividend given the uncertain credit environment where the ability to raise needed capital was questionable for even the highest quality firms. Gannet Co. Inc. significantly cut its dividend and therefore also was eliminated from the portfolio. As expected, fundamentals in the newspaper publishing industry have been pressured due to the weak economy, poor circulation trends, and a soft advertising market. Finland-based newsprint and packaging firm, Stora Enso Oyj., also was sold from the portfolio, as well as CBS Corp., Chevron Corp., and U.S. Steel Corp.

7	Nuveen Investments

The preferred sleeve also was another factor impacting performance. This market, as measured by the Merrill Lynch Preferred Master Index (MLPMI), posted a total return for the first half of 2009 of 2.7%. The tax-advantaged DRD/QDI subsector fared much worse, finishing the six month period with a return of -7.4%. These returns mask the fact of a very weak performance in the first quarter as the credit crisis continued, followed by a very robust second quarter.

Also impacting performance for the six-month period was the broad and technical upward move in the senior loan market. The Fund did have exposure to both VNU Nielsen and Charter Communication, two large positions which outperformed the market on a relative basis. VNU had strong operating results, while Charter filed for bankruptcy—a move that was beneficial to senior lenders given the company’s strong assets which collateralize the term loan. The VNU Nielsen position was sold before the end of the period.

RECENT DEVELOPMENTS REGARDING THE FUND’S LEVERAGED CAPITAL STRUCTURE

Shortly after its inception in 2004, the Fund issued FundPreferred shares to create financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional risk — especially when market conditions are unfavorable. For example, if the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return would be magnified by the use of leverage.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including this Nuveen Fund, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for JTA common shareholders from the auction failures is that the Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Fund announced its intention to redeem most or all of its FundPreferred shares and retain its leveraged structure primarily through the use of borrowings. The Fund began a series of periodic, partial redemptions in September 2008, and on June 10, 2009, it announced its intention to redeem all of its remaining outstanding FundPreferred shares. This final redemption is contingent on favorable market conditions and temporary relief from the Securities and Exchange Commission from certain

8	Nuveen Investments

technical regulatory provisions. The Fund cannot provide any assurance about if or when this regulatory relief might be granted and if or when these last outstanding FundPreferred shares might be redeemed.

As of June 30, 2009, the Fund had redeemed $16.15 million, at par, of its FundPreferred shares, representing 35.9% of the total amount originally issued by the Fund. As noted in the last shareholder report, the Fund has redeemed all $78 million of its outstanding Fund Notes.

Leveraging using borrowings offers common shareholders most of the same potential benefits and risks as leveraging with FundPreferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Nuveen Investments	9

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment changes.

The Fund reduced its quarterly distribution to common shareholders once over the six-month reporting period. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of FundPreferred shares and/or bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of this program is to provide shareholders relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not

10	Nuveen Investments

realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

As of 6/30/09 (Common Shares)	JTA
Inception date	1/27/04
Six months ended June 30, 2009:
Per share distribution:
From net investment income	$0.19
From realized capital gains	0.00
Tax return of capital	0.27

Total per share distribution	$0.46

Distribution rate on NAV	4.81%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	6.93%
1-Year on NAV	-40.53%
5-Year on NAV	-5.89%
Since inception on NAV	-4.93%

Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	6.93%
1-Year on NAV	-40.53%
5-Year on NAV	-5.06%
Since inception on NAV	-4.16%

Common Share Repurchases and Share Price Information

The Funds’ Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase an aggregate of up to 10% of its outstanding common shares. As of June 30, 2009 the Fund had cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares

12,600	0.1%

Nuveen Investments	11

During the six-month reporting period, the Fund’s common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Weighted Average	Weighted Average
Price Per Share	Discount Per Share
Repurchased	Repurchased

$8.03	15.78%

As of June 30, 2009, the Fund’s common share price was trading at a discount of -14.33% to its net asset value, compared with an average discount of -16.99% for the full six-month period.

12	Nuveen Investments

JTA Performance OVERVIEW	Nuveen Tax-Advantaged Total Return Strategy Fund
as of June 30, 2009

Fund Snapshot
Common Share Price	$8.19

Common Share Net Asset Value	$9.56

Premium/(Discount) to NAV	-14.33%

Current Distribution Rate[1]	11.23%

Net Assets Applicable to Common Shares ($000)	$133,378

Industries
(as a % of total investments)
Pharmaceuticals	9.3%

Insurance	9.2%

Oil, Gas & Consumable Fuels	8.1%

Media	7.2%

Aerospace & Defense	4.8%

Diversified Telecommunication Services	4.5%

Electric Utilities	4.4%

Tobacco	3.9%

Commercial Banks	3.8%

Software	3.8%

Commercial Services & Supplies	3.5%

Metals & Mining	3.2%

Health Care Providers & Services	3.0%

Containers & Packaging	2.8%

Machinery	2.7%

Hotels, Restaurants & Leisure	2.7%

Diversified Financial Services	2.5%

Short-Term Investments	4.9%

Other	15.7%

Countries
(as a % of total investments)
United States	83.0%

France	5.4%

United Kingdom	4.0%

Italy	2.3%

Canada	1.3%

Portugal	1.3%

Other	2.7%

Average Annual Total Return
(Inception 1/27/04)
	On Share Price	On NAV
6-Month (Cumulative)	14.87%	6.93%

1-Year	-42.61%	-40.53%

5-Year	-5.38%	-5.89%

Since Inception	-7.73%	-4.93%

Average Annual Total Return[2]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	14.87%	6.93%

1-Year	-42.61%	-40.53%

5-Year	-4.43%	-5.06%

Since Inception	-6.88%	-4.16%

Portfolio Allocation (as a % of total investments)

2008-2009 Distributions Per Common Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

Nuveen Investments	13

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

	JTA
	Common and
	FundPreferred	FundPreferred
	shares voting	shares voting
	together	together
Approval of the Board Members was reached as follows:	as a class	as a class
Robert P. Bremner
For	11,946,736	–
Withhold	301,397	–

Total	12,248,133	–

Jack B. Evans
For	11,940,943	–
Withhold	307,190	–

Total	12,248,133	–

William C. Hunter
For	–	970
Withhold	–	–

Total	–	970

William J. Schneider
For	–	970
Withhold	–	–

Total	–	970

14	Nuveen Investments

JTA
Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of INVESTMENTS
June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 87.2% (63.9% of Total Investments)

	Aerospace & Defense – 5.9%

33,300	Lockheed Martin Corporation	$2,685,645
117,300	Raytheon Company	5,211,639

	Total Aerospace & Defense	7,897,284

	Commercial Banks – 3.9%

216,300	Wells Fargo & Company	5,247,438

	Commercial Services & Supplies – 4.8%

290,300	Pitney Bowes Inc.	6,366,279

	Containers & Packaging – 2.5%

201,800	Packaging Corp. of America	3,269,160

	Diversified Financial Services – 3.1%

120,700	JPMorgan Chase & Co.	4,117,077

	Diversified Telecommunication Services – 4.8%

105,500	AT&T Inc.	2,620,620
121,300	Verizon Communications Inc.	3,727,549

	Total Diversified Telecommunication Services	6,348,169

	Electric Utilities – 1.8%

60,400	EDP–Energias de Portugal, S.A., Sponsored ADR	2,366,218

	Food Products – 2.0%

105,006	Kraft Foods Inc.	2,660,852

	Household Products – 2.1%

52,700	Kimberly-Clark Corporation	2,763,061

	Industrial Conglomerates – 1.5%

175,000	General Electric Company	2,051,000

	Insurance – 10.8%

210,600	Hartford Financial Services Group, Inc.	2,499,822
72,500	Loews Corporation	1,986,500
122,900	MetLife, Inc.	3,688,229
38,800	Reinsurance Group of America Inc.	1,354,508
119,300	Travelers Companies, Inc.	4,896,072

	Total Insurance	14,425,131

	Machinery – 3.0%

75,000	Caterpillar Inc.	2,478,000
75,000	Ingersoll Rand Company Limited, Class A	1,567,500

	Total Machinery	4,045,500

	Media – 1.4%

130,000	Comcast Corporation, Special Class A	1,833,000

	Metals & Mining – 2.7%

72,000	Barrick Gold Corporation	2,415,600
14,700	POSCO, ADR	1,215,249

	Total Metals & Mining	3,630,849

	Multi-Utilities – 1.7%

139,090	United Utilities PLC, Sponsored ADR	2,288,031

	Oil, Gas & Consumable Fuels – 11.0%

100,500	ConocoPhillips	4,227,030
87,000	Eni S.p.A., Sponsored ADR	4,124,670
28,000	Exxon Mobil Corporation	1,957,480
81,600	Total S.A., Sponsored ADR	4,425,168

	Total Oil, Gas & Consumable Fuels	14,734,348

Nuveen Investments	15

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Pharmaceuticals – 11.9%

94,500	GlaxoSmithKline PLC, ADR	$3,339,630
137,500	Merck & Co. Inc.	3,844,500
224,300	Pfizer Inc.	3,364,500
180,000	Sanofi-Aventis, ADR	5,308,200

	Total Pharmaceuticals	15,856,830

	Road & Rail – 1.8%

46,000	Union Pacific Corporation	2,394,760

	Software – 5.2%

217,500	CA Inc.	3,791,025
132,100	Microsoft Corporation	3,140,017

	Total Software	6,931,042

	Tobacco – 5.3%

45,000	Lorillard Inc.	3,049,650
91,900	Philip Morris International	4,008,678

	Total Tobacco	7,058,328

	Total Common Stocks (cost $133,413,477)	116,284,357

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 6.3% (4.6% of Total Investments)
	Capital Markets – 0.7%

17,100	Credit Suisse	7.900%	Aa3	$383,724
25,000	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	517,250

	Total Capital Markets			900,974

	Commercial Banks – 1.3%

25,000	Banco Santander Finance	6.500%	Aa3	450,000
15,000	Banco Santander Finance	4.000%	Aa3	168,750
5,000	Barclays Bank PLC	8.125%	BBB+	103,250
25,000	Barclays Bank PLC	6.625%	BBB+	441,500
25,000	Royal Bank of Scotland Group PLC, Series M	6.400%	B3	279,750
25,000	Royal Bank of Scotland Group PLC	6.600%	B3	280,000

	Total Commercial Banks			1,723,250

	Consumer Finance – 0.4%

25,000	HSBC USA Inc.	6.500%	A–	515,000

	Diversified Financial Services – 0.4%

25,000	ING Groep N.V.	7.200%	A3	425,250
5,000	ING Groep N.V.	7.050%	BBB	82,450

	Total Diversified Financial Services			507,700

	Electric Utilities – 1.8%

27,400	Georgia Power Company	6.125%	N/A	637,050
5,000	Gulf Power Company	6.450%	BBB+	417,699
19,100	Mississippi Power Company	5.250%	A3	417,908
25,000	PPL Electric Utilities Corporation	6.250%	BBB	539,845
5,000	Southern California Edison Company	6.125%	Baa2	386,406

	Total Electric Utilities			2,398,908

	Insurance – 1.4%

31,900	Aegon N.V.	6.375%	Baa1	460,317
22,800	Arch Capital Group Limited	8.000%	BBB–	500,688
20,500	Endurance Specialty Holdings Limited	7.750%	BBB–	359,160
30,000	Prudential PLC	6.750%	A–	549,000

	Total Insurance			1,869,165

	Multi-Utilities – 0.3%

5,400	Consolidated Edison Company of New York Inc.	5.000%	BBB+	467,316

	Total $25 Par (or similar) Preferred Securities (cost $10,805,031)			8,382,313

16	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 36.3% (26.6% of Total Investments) (3)

	Aerospace & Defense – 0.6%

$693	Vought Aircraft Industries, Inc., Term Loan	2.810%	12/22/11	Ba3	$585,386
242	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	3.001%	12/22/10	Ba3	197,576

935	Total Aerospace & Defense				782,962

	Chemicals – 1.6%

1,223	Ashland, Inc., Term Loan B	6.650%	5/13/14	BB+	1,232,874
906	Rockwood Specialties Group, Inc., Term Loan E	6.000%	7/30/12	BB	903,926

2,129	Total Chemicals				2,136,800

	Containers & Packaging – 1.4%

170	Graham Packaging Company, L.P., Term Loan B	2.617%	10/07/11	B+	161,638
1,698	Graham Packaging Company, L.P., Term Loan C	6.750%	4/05/14	B2	1,683,469

1,868	Total Containers & Packaging				1,845,107

	Diversified Telecommunication Services – 1.4%

333	Intelsat, Tranche B, Term Loan A, WI/DD	TBD	TBD	BB–	305,062
333	Intelsat, Tranche B, Term Loan C, WI/DD	TBD	TBD	BB–	304,969
333	Intelsat, Tranche B-2, Term Loan, WI/DD	TBD	TBD	BB–	304,969
950	MetroPCS Wireless, Inc., Term Loan	3.045%	11/03/13	Ba2	906,291

1,949	Total Diversified Telecommunication Services				1,821,291

	Electric Utilities – 2.4%

1,702	Dynegy Holdings, Inc., Delayed Term Loan	1.810%	4/02/13	Ba2	1,534,042
293	Dynegy Holdings, Inc., Term Loan	1.810%	4/02/13	Ba2	263,759
1,965	TXU Corporation, Term Loan B2	3.821%	10/10/14	B+	1,409,029

3,960	Total Electric Utilities				3,206,830

	Electrical Equipment – 0.9%

1,383	Sensus Metering Systems, Inc., Term Loan B1	2.651%	12/17/10	BB	1,278,913

	Health Care Equipment & Supplies – 2.1%

2,000	Biomet, Inc., Term Loan, WI/DD	TBD	TBD	BB–	1,874,204
997	Renal Advantage, Inc., Term Loan, WI/DD	TBD	TBD	N/R	917,589

2,997	Total Health Care Equipment & Supplies				2,791,793

	Health Care Providers & Services – 4.0%

97	Community Health Systems, Inc., Delayed Term Loan	2.560%	7/25/14	BB	87,624
1,903	Community Health Systems, Inc., Term Loan	2.898%	7/25/14	BB	1,717,604
1,000	HCA, Inc., Term Loan, WI/DD	TBD	TBD	BB	905,000
459	IASIS Healthcare LLC, Delayed Term Loan	2.310%	3/14/14	Ba2	423,032
124	IASIS Healthcare LLC, Letter of Credit	0.210%	3/14/14	Ba2	113,948
1,327	IASIS Healthcare LLC, Term Loan	2.310%	3/14/14	Ba2	1,222,441
965	Quintiles Transnational Corporation, Term Loan B	2.491%	3/29/13	BB	907,982

5,875	Total Health Care Providers & Services				5,377,631

	Hotels, Restaurants & Leisure – 3.6%

1,935	24 Hour Fitness Worldwide, Inc., Term Loan B	3.254%	6/08/12	Ba3	1,528,650
761	CBRL Group, Inc., Term Loan B1	2.489%	4/27/13	BB–	705,969
82	CBRL Group, Inc., Term Loan B2	1.820%	4/28/13	BB–	76,456
89	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	70,411
445	Travelport LLC, Term Loan	2.914%	8/23/13	Ba2	350,914
594	Venetian Casino Resort LLC, Delayed Term Loan	2.060%	5/23/14	B–	421,555
2,352	Venetian Casino Resort LLC, Term Loan	2.060%	5/23/14	B–	1,669,186

6,258	Total Hotels, Restaurants & Leisure				4,823,141

	Insurance – 0.3%

651	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	436,143

	IT Services – 2.5%

1,965	First Data Corporation, Term Loan B1	3.065%	9/24/14	B+	1,477,570
2,006	SunGard Data Systems, Inc., Term Loan B	2.462%	2/28/14	BB	1,868,693

3,971	Total IT Services				3,346,263

	Machinery – 0.7%

995	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	902,134

Nuveen Investments	17

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Media – 8.4%

$1,965	CanWest Mediaworks LP, Term Loan	4.250%	7/10/15	Caa3	$1,080,750
1,955	Cequel Communications LLC, Term Loan B	2.318%	11/05/13	BB–	1,793,713
2,167	Charter Communications Operating Holdings LLC, Term Loan, (5)	6.250%	3/06/14	Ba2	1,965,198
1,995	Discovery Communications Holdings LLC, Term Loan	2.598%	5/14/14	Baa3	1,882,697
1,903	Idearc, Inc., Term Loan, (5), (6)	4.250%	11/17/14	Caa3	821,567
963	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.560%	4/08/12	N/R	536,671
911	Neilsen Finance LLC, Term Loan	2.321%	8/09/13	Ba3	822,485
1,975	Tribune Company, Term Loan B, (5), (6)	3.468%	6/04/14	Ca	677,261
341	Tribune Company, Term Loan X, (5), (6)	2.968%	6/04/09	Ca	116,736
2,000	Univision Communications, Inc., Term Loan	2.560%	9/29/14	B2	1,500,714

16,175	Total Media				11,197,792

	Metals & Mining – 1.7%

1,007	Amsted Industries, Inc., Delayed Term Loan	2.781%	4/06/13	BB	939,982
1,386	Amsted Industries, Inc., Term Loan	3.060%	4/06/13	BB	1,293,932

2,393	Total Metals & Mining				2,233,914

	Pharmaceuticals – 0.8%

1,128	Mylan Laboratories, Inc., Term Loan	3.815%	10/02/14	BB	1,091,611

	Real Estate Management & Development – 0.5%

1,320	LNR Property Corporation, Term Loan B	3.820%	7/12/11	B2	682,440

	Road & Rail – 1.0%

1,764	Swift Transportation Company, Inc., Term Loan	3.625%	5/10/14	B–	1,317,151

	Specialty Retail – 1.1%

1,462	TRU 2005 RE Holding Co I LLC, Term Loan	3.320%	12/08/09	B3	1,446,947

	Trading Companies & Distributors – 1.3%

912	Ashtead Group Public Limited Company, Term Loan	2.125%	8/31/11	BB+	843,600
193	Brenntag Holdings GmbH & Co. KG, Acquisition Facility	2.380%	1/20/14	B+	178,150
799	Brenntag Holdings GmbH & Co. KG, Facility B2	3.138%	1/20/14	B+	737,502

1,904	Total Trading Companies & Distributors				1,759,252

$59,117	Total Variable Rate Senior Loan Interests (cost $58,339,452)				48,478,115

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 6.6% (4.9% of Total Investments)

	U.S. Government and Agency Obligations–2.4% (1.8% of Total Investments)

$1,600	U.S. Treasury Notes	3.125%	11/30/09	AAA	$1,619,064
1,550	U.S. Treasury Notes	3.250%	12/31/09	AAA	1,572,646

3,150	Total U.S. Government and Agency Obligations				3,191,710

	Repurchase Agreements – 4.2% (3.1% of Total Investments)
5,563	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $5,563,109, collateralized by $5,395,000 U.S. Treasury Notes, 3.875%, due 7/15/10, value $5,676,080	0.000%	7/01/09	N/A	5,563,109

	Total Short-Term Investments (cost $8,754,189)				8,754,819

	Total Investments (cost $211,312,149) – 136.4%				181,899,604

	Borrowings – (11.6)% (7), (8)				(15,500,000)

	Other Assets Less Liabilities – (3.2)%				(4,171,958)

	FundPreferred Shares, at Liquidation Value – (21.6)% (7)				(28,850,000)

	Net Assets Applicable to Common Shares – 100%				$133,377,646

18	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(5)	At or subsequent to June 30, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(7)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 8.5% and 15.9%, respectively.
(8)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $48,077,900 have been pledged as collateral for Borrowings.
N/A	Not applicable.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
ADR	American Depositary Receipt.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Nuveen Investments	19

Statement of ASSETS & LIABILITIES
June 30, 2009 (Unaudited)

Assets
Investments, at value (cost $211,312,149)	$181,899,604
Receivables:
Dividends	411,013
Interest	196,093
Investments sold	2,548,855
Reclaims	62,051
Other assets	43,615

Total assets	185,161,231

Liabilities
Cash overdraft	23,690
Borrowings	15,500,000
Payables:
Common share dividends	2,560,414
Common shares repurchased	16,280
Investments purchased	4,652,570
FundPreferred shares dividends	7,320
Accrued expenses:
Interest on borrowings	2,949
Management fees	97,172
Other	73,190

Total liabilities	22,933,585

FundPreferred shares, at liquidation value	28,850,000

Net assets applicable to Common shares	$133,377,646

Common shares outstanding	13,945,667

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.56

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$139,457
Paid-in surplus	268,699,177
Undistributed (Over-distribution of) net investment income	(3,924,011)
Accumulated net realized gain (loss) from investments	(102,124,432)
Net unrealized appreciation (depreciation) of investments	(29,412,545)

Net assets applicable to Common shares	$133,377,646

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $68,499)	$2,885,361
Interest	1,027,304

Total investment income	3,912,665

Expenses
Management fees	757,481
FundPreferred shares – auction fees	31,181
FundPreferred shares – dividend disbursing agent fees	2,975
Shareholders’ servicing agent fees and expenses	547
Interest expense on borrowings and amortization of borrowing costs	312,147
Custodian’s fees and expenses	14,884
Trustees’ fees and expenses	2,882
Professional fees	26,441
Shareholders’ reports – printing and mailing expenses	38,643
Stock exchange listing fees	4,572
Investor relations expense	14,843
Other expenses	16,604

Total expenses before custodian fee credit and expense reimbursement	1,223,200
Custodian fee credit	(3)
Expense reimbursement	(214,608)

Net expenses	1,008,589

Net investment income	2,904,076

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(21,742,901)
Change in net unrealized appreciation (depreciation) of investments	27,419,277

Net realized and unrealized gain (loss)	5,676,376

Distributions to FundPreferred Shareholders
From and in excess of net investment income	(226,924)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(226,924)

Net increase (decrease) in net assets applicable to Common shares from operations	$8,353,528

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of CHANGES IN NET ASSETS
(Unaudited)

	Six Months
	Ended	Year Ended
	6/30/09	12/31/08
Operations
Net investment income	$2,904,076	$10,805,830
Net realized gain (loss) from investments	(21,742,901)	(73,871,997)
Change in net unrealized appreciation (depreciation) of investments	27,419,277	(108,432,470)
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(226,924)	–
From net investment income	–	(1,705,800)

Net increase (decrease) in net assets applicable to Common shares from operations	8,353,528	(173,204,437)

Distributions to Common Shareholders
From and in excess of net investment income	(6,420,803)	–
From net investment income	–	(9,743,713)
From accumulated net realized gains	–	(2,902,935)
Tax return of capital	–	(11,159,176)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(6,420,803)	(23,805,824)

Capital Share Transactions
Common shares repurchased	(101,474)	–

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(101,474)	–

Net increase (decrease) in net assets applicable to Common shares	1,831,251	(197,010,261)
Net assets applicable to Common shares at the beginning of period	131,546,395	328,556,656

Net assets applicable to Common shares at the end of period	$133,377,646	$131,546,395

Undistributed (Over-distribution of) net investment income at the end of period	$(3,924,011)	$(180,360)

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of CASH FLOWS
Six Months Ended June 30, 2009 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$8,353,528
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(46,683,036)
Proceeds from sales and maturities of investments	70,984,790
Proceeds from (Purchases of) short-term investments, net	(6,708,366)
Amortization (Accretion) of premiums and discounts, net	(7,233)
(Increase) Decrease in receivable for dividends	333,287
(Increase) Decrease in receivable for interest	323,483
(Increase) Decrease in receivable for investments sold	(2,048,204)
(Increase) Decrease in receivable for reclaims	(31,869)
(Increase) Decrease in other assets	(7,881)
Increase (Decrease) in payable for investments purchased	4,652,570
Increase (Decrease) in payable for FundPreferred share dividends	6,014
Increase (Decrease) in accrued interest on borrowings	(2,383)
Increase (Decrease) in accrued management fees	1,280
Increase (Decrease) in accrued other liabilities	(86,889)
Net realized (gain) loss from investments	21,742,901
Net realized (gain) loss from paydowns	17,873
Change in net unrealized (appreciation) depreciation of investments	(27,419,277)

Net cash provided by (used in) operating activities	23,420,588

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	23,690
Increase (Decrease) in borrowings	(19,500,000)
Increase (Decrease) in payable for Common shares repurchased	16,280
Cost of Common shares repurchased	(101,474)
Cash distributions paid to Common shareholders	(3,860,389)

Net cash provided by (used in) financing activities	(23,421,893)

Net Increase (Decrease) in Cash	(1,305)
Cash at the beginning of period	1,305

Cash at the End of Period	$–

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the six months ended June 30, 2009, was $314,530.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”). The Fund will also invest, to a more limited extent, in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service may or, in the absence of a pricing service for a particular investment the Board of Trustees of the Fund or its designee, establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Fund had outstanding when-issued/delayed delivery purchase commitments of $4,652,570.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital

24	Nuveen Investments

gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2009, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2009, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

FundPreferred Shares
As of June 30, 2009, Fund has issued and outstanding 1,154 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

As of June 30, 2009 the Fund has redeemed $16,150,000 of its outstanding FundPreferred shares, at liquidation value.

Derivative Financial Instruments
The Fund is authorized to invest in derivative financial instruments or other transactions for the purpose of hedging the portfolio’s exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the six months ended June 30, 2009.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$111,630,108	$4,654,249	$–	$116,284,357
Preferred Securities*	7,038,363	1,343,950	–	8,382,313
Variable Rate Senior Loan Interests	–	48,478,115	–	48,478,115
Short-Term Investments	8,754,819	–	–	8,754,819

Total	$127,423,290	$54,476,314	$–	$181,899,604

*	Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Fund did not invest in derivative instruments during the six months ended June 30, 2009.

4.	Fund Shares
Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/09	12/31/08
Common shares repurchased	(12,600)	–

Weighted average:
Price per share repurchased	$8.03	–
Discount per share repurchased	15.78%	–

26	Nuveen Investments

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Six Months Ended		Year Ended
	6/30/09		12/31/08
	Shares	Amount	Shares	Amount
FundPreferred Series W shares redeemed	–	$–	646	$16,150,000

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the six months ended June 30, 2009, aggregated $46,683,036 and $70,984,790, respectively.

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments was $213,820,211.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$14,161,627
Depreciation	(46,082,234)

Net unrealized appreciation (depreciation) of investments	$(31,920,607)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$11,480,569
Distributions from net long-term capital gains	2,902,935
Tax return of capital	11,159,176

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s last tax year end, the Fund had an unused capital loss carryforward of $67,127,564 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008, through December 31, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $10,772,243 are treated as having arisen on the first day of the current fiscal year.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”), both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks including American Depositary Receipts (“ADRs”). Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2004 *	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

28	Nuveen Investments

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2009, the Fund had no unfunded senior loan commitments.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2009, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
Management determined that leveraging the Fund with debt as a replacement for Fund preferred shares continued to benefit the Fund’s shareholders. The Fund has entered into a $104 million prime brokerage facility with Bank of America, which was subsequently assigned to BNP Paribas Prime Brokerage, Inc. As of June 30, 2009, the outstanding balance on this facility was $15 million. In order to maintain the facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. For the six months ended June 30, 2009, the average daily balance outstanding and average interest rate on these borrowings were $20,754,144 and 1.99%, respectively.

Interest is charged at 3 Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Interest expense incurred on the drawn and undrawn balances are recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

10.	Subsequent Events
In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date—that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 26, 2009, which is the date the financial statements were issued.

Nuveen Investments	29

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions									Offering
				from Net		Distributions		Net			Tax		Costs
	Beginning		Net	Investment		from Capital		Investment		Capital	Return of		and	Ending
	Common		Realized/	Income to		Gains to		Income to		Gains to	Capital to		FundPreferred	Common
	Share	Net	Unrealized	FundPreferred		FundPreferred		Common		Common	Common		Share	Share	Ending
	Net Asset	Investment	Gain	Share-		Share-		Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†		holders†	Total	holders		holders	holders	Total	Discounts	Value	Value
Year Ended 12/31:
2009(e)	$9.42	$.21	$.41	$(.02	)****	$–	$.60	$(.19	)****	$–	$(.27)	$(.46)	$–	$9.56	$8.19
2008	23.54	.77	(13.06)	(.12)		–	(12.41)	(.70)		(.21)	(.80)	(1.71)	–	9.42	7.58
2007	25.98	.90	(1.22)	(.05)		(.11)	(.48)	(.82)		(1.14)	–	(1.96)	–	23.54	21.81
2006	22.33	.89	4.48	(.05)		(.09)	5.23	(.88)		(.70)	–	(1.58)	– *	25.98	27.09
2005	21.54	.83	1.76	(.05)		(.05)	2.49	(.78)		(.91)	–	(1.69)	(.01)	22.33	21.37
2004(c)	19.10	.67	2.69	(.03)		–	3.33	(.67)		(.10)	–	(.77)	(.12)	21.54	19.35

	FundNotes at End of Period			FundPreferred Shares at End of Period			Borrowings at End of Period
		Average Market	Asset
	Aggregate	Value Per	Coverage Per	Aggregate	Liquidation		Aggregate
	Amount	$25,000 of	$1,000 of	Amount	and Market	Asset	Amount	Asset
	Outstanding	Principal	Principal	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Amount	Amount	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2009(e)	$–	$–	$–	$28,850	$25,000	$140,579	$15,500	$11,466
2008	–	–	–	28,850	25,000	138,992	35,000	5,583
2007	78,000	25,000	5,789	45,000	25,000	207,531	33,000	14,684
2006	78,000	25,000	6,202	45,000	25,000	225,411	33,000	15,659
2005	78,000	25,000	5,544	45,000	25,000	196,918	–	–
2004(c)	78,000	25,000	5,403	45,000	25,000	190,805	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009(e)	N/A
2008	N/A
2007	$0.21
2006	.33
2005	N/A
2004(c)	N/A

(c)	For the period January 27, 2004 (commencement of operations) through December 31, 2004.
(d)	Borrowings Interest Expense includes amortization of borrowing costs.
(e)	For the six months ended June 30, 2009.

30	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets				Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares				Applicable to Common Shares
	Share	Net Assets	Before Credit/Reimbursement				After Credit/Reimbursement***
Based on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value**	Value**	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

14.87%	6.93%	$133,378	2.03	%*****	4.46	%*****	1.67	%*****	4.81	%*****	28%
(60.54)	(55.29)	131,546	3.74		4.03		3.24		4.53		24
(12.99)	(2.38)	328,557	3.10		2.99		2.64		3.45		25
35.52	24.19	360,740	2.79		3.28		2.34		3.73		25
20.00	11.93	309,452	2.26		3.36		1.81		3.81		26
.91	17.18	298,449	1.80	*****	3.30	*****	1.37	*****	3.73	*****	16

*	Rounds to less than $.01 per share.

**
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Return Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2009(e)	N/A	14.87%	6.93%
2008	N/A	(60.54)	(55.29)
2007	December 31	(12.18)	(1.54)
2006	December 29	37.15	25.75
2005	N/A	20.00	11.93
2004(c)	N/A	.91	17.18

***	After custodian fee credit and expense reimbursement, where applicable.

****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.

*****	Annualized.
†	The amounts shown are based on Common share equivalents.
††	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, FundNotes and borrowings, where applicable.

• Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings as follows:

	Ratio of FundNotes Interest Expense to		Ratio of Borrowings Interest Expense to
	Average Net Assets Applicable to Common Shares(d)		Average Net Assets Applicable to Common Shares(d)
Year Ended 12/31:
2009(e)	–%		.52	%*****
2008	1.12		1.00
2007	1.11		.51
2006	1.11		.23
2005	.80		–
2004(c)	.37	*****	–

N/A	Not applicable for the six months ended June 30, 2009. The Fund had no retained capital gains for the tax year ended, December 31, 2008, or for the tax years ended prior to December 31, 2006.

See accompanying notes to the financial statements.

Nuveen Investments	31

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Symphony Asset Management LLC (“Symphony” and, together with NWQ, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The

32	Nuveen Investments

Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once

Nuveen Investments	33

Annual Investment Management
Agreement Approval Process (continued)

over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ in February 2009. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one- and three-year periods (as applicable) ending December 31, 2008 and for the quarter-, one-, three- and five-year periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each particular Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of each sleeve and the overall benchmark for the Fund for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

34	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. For this Sub-Adviser, the Independent Board Members further noted that its profitability may be

36	Nuveen Investments

lower if it were required to pay for this research with hard dollars. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

Nuveen Investments	37

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

38	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	39

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

40	Nuveen Investments

Notes

Nuveen Investments	41

Notes

42	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased and/or redeemed shares of its common and/or preferred stock as shown in the accompanying table.

Common Shares	Preferred Shares
Repurchased	Redeemed

12,600	–

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•	Share prices

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•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-C-0609D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)*
		AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2009	0		0	1,395,000

FEBRUARY 1-28, 2009	0		0	1,395,000

MARCH 1-31, 2009	0		0	1,395,000

APRIL 1-30, 2009	0		0	1,395,000

MAY 1-31, 2009	0		0	1,395,000

JUNE 1-30, 2009	12,600	8.03	12,600	1,382,400

TOTAL	12,600

*
The registrant’s repurchase program, which authorized the repurchase of 1,395,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2009

*	Print the name and title of each signing officer under his or her signature.